                                                                                                 EXHIBIT 10.40

[LOGO]                                   DIGIWAVE-SM- SERVICE ORDER

                                    SERVICE ORDER #:
                                                     --------------------

--------------------------------------------------------------------------------------------------------------
                                            CUSTOMER INFORMATION
--------------------------------------------------------------------------------------------------------------

----------------------------------------------------      ----------------------------------------------------
Customer/Organization Name                                Payer Name:
(MFS) Metropolitan Fiber Sys.  Ph: 201 843-3165                       N/A                    Ph:
------------------------------    ------------------      ----------------------------------    --------------
Customer/Organization Contact                             Billing Contact
T. McCambridge
----------------------------------------------------      ----------------------------------------------------
Customer/Organization Address                             Billing Address
33 Whitehall Street 20th Fl.
----------------------------------------------------      ----------------------------------------------------
New York             NY                10004
----------------------------------------------------      ----------------------------------------------------
City                State              Zip                City                State              Zip
     Customer Type:  / / Reseller  / / End User
--------------------------------------------------------------------------------------------------------------
                                              CIRCUIT INFORMATION
--------------------------------------------------------------------------------------------------------------

SERVICE CIRCUIT I.D. #:                               Est. Circuit Length:               (miles)
                       ------------------------------                     --------------

Radio Type:  / / 4DS-1  / / 8DS-1  /X/ DS-3     Circuit Type:  / / DS1 x       / / DS3  / / Other
                                                                        ---                      --------

                           1    2    3    4    5    6    7    8
Line Coding:  / / AMI     / /  / /  / /  / /  / /  / /  / /  / /
              / / B8ZS    / /  / /  / /  / /  / /  / /  / /  / /
--------------------------------------------------------------------------------------------------------------
                                                SITE INFORMATION
--------------------------------------------------------------------------------------------------------------
                    SITE 1                                                       SITE 2
----------------------------------------------------      ----------------------------------------------------
Site Name:  (MFS) Metropolitan Fiber Sys.                 Site Name:  (MFS) Metropolitan Fiber System
            ----------------------------------------                  ----------------------------------------
Address:  33 Whitehall Street                             Address:  55 Water Street
         -------------------------------------------               -------------------------------------------
New York       NY       10064      Manhattan              New York       NY       10004      Manhattan
----------------------------------------------------      ----------------------------------------------------
City          State      Zip        County                City          State      Zip        County

Access Contact:  Pat Digiacomo  Ph: 212 843-3004          Access Contact:  Pat Digiacomo  Ph: 212 843-3004
                ---------------    -----------------                      ---------------    -----------------
Demarc Location:  MFS Equipment Rm 20th                   Demarc Location:  MFS Equipment Rm  Bsmt
                 -----------------------------------                       -----------------------------------
IDU:  Location:              SAME                         IDU:  Location:              SAME
                ------------------------------------                      ------------------------------------
Power: / / 110 VAC  /X/ -48VDC  UPS: /X/ Yes / / No       Power: / / 110 VAC  /X/ -48VDC  UPS: /X/ Yes / / No
--------------------------------------------------------------------------------------------------------------
                                              SITE ACCESS RIGHTS
--------------------------------------------------------------------------------------------------------------
                    SITE 1                                                       SITE 2
----------------------------------------------------      ----------------------------------------------------
Site Agreement?  / / Yes  /X/ No                          Site Agreement?  / / Yes  /X/ No
 If No, status:  / / SR   / / S/S                          If No, status:  / / SR   / / S/S

Site Owner/Mngt. Contact:  Peter Clabby                   Site Owner/Mngt. Contact:  Nick Gualtieri
                          --------------------------                                --------------------------
Site Owner/Mngt. Ph:  212 809-6407  Fax                   Site Owner/Mngt. Ph:  747-9120      Fax
                     --------------     ------------                           --------------     ------------
--------------------------------------------------------------------------------------------------------------
                                               SERVICE AGREEMENT
--------------------------------------------------------------------------------------------------------------

Install: $     0     Monthly: $     0     Special Charges: $     0     /X/ Expedite  / / Site Fees / / Other
          ----------           ----------                   ----------
Service Date:   /   /     Term:  / / 1 YR  / / 2 YR  / / 3YR  / / 4YR  / / 5YR  / / Other:       "Trial"
             --- --- ---                                                                   -------------------

Additional Terms and Conditions:  "Trial" circuits approved J. Miller.
                                 -----------------------------------------------------------------------------
     No Installation - No Monthly Charges for 90 days.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

     ART will provide 24 hour monitoring of the above identified circuit unless agreed otherwise. ART will use reasonable efforts to respond to outages or service problems within two (2) hours, and restore service or remedy service problems within four (4) hours. ART reserves the right to use subcontractors for site survey, installation, maintenance and restoral services. ART Network Operations Center 866-688-8700.

     During the term of this Agreement, the Customer shall permit ART to access ART installed and owned radio and support equipment (hereinafter "Equipment") enabling ART to perform any scheduled or non-emergency maintenance and repairs located in any facilities under Customer's control or to which the Customer has rights of access. In the event of an emergency or outage, Customer shall grant ART personnel or ART-authorized representatives immediate access to Customer's premises and all Equipment located therein or to sites and facilities to which the Customer has rights of access, and fully assist and cooperate with ART in remedying the emergency or outage. In the event that ART cannot gain access to the Equipment in a timely manner due to limitations imposed by the Customer, or parties outside the control of the Customer or ART, it is understood by both parties that timely maintenance and repair cannot commence and be completed.

     The liability of ART arising out of interruptions, errors, omissions or defects occurring in the course of furnishing service, and not caused by the negligence of the Customer and/or authorized or joint user (hereinafter referred to as an "Outage"), shall be limited to an amount equivalent to the proportionate charge to the Customer for the period during which such Outage occurs and shall be credited against future amounts owed by the Customer under this Agreement. Credit for Outages shall be allowed only when Outages are caused by or occur in the [facilities] provided, operated and serviced by ART. No credit shall be allowed for service Outages due to the failure of [facilities or equipment] not provided, operated and serviced by ART. Customer-provided facilities and equipment, the acts or omissions of the Customer or End User, or other conditions beyond the control of ART. The Customer shall notify ART of any Outages and make reasonable attempts to determine that the Outage is not being caused by factors other than ART-provided [facilities or Equipment]. No credit shall be allowed for relinquishing service in order for ART to perform routine maintenance.

     THIS CIRCUIT ORDER AGREEMENT is made by and between Advanced Radio Telecom, Corp., a Delaware Corporation, ("ART"), and the Customer identified above ("Customer"). SERVICES SHALL BE PROVIDED BY ART TO THE CUSTOMER PURSUANT TO THE TERMS AND CONDITIONS SET FORTH HEREIN, AND IN THE APPLICABLE TARIFFS ON FILE WITH THE FEDERAL COMMUNICATIONS COMMISSION AND RELEVANT STATE UTILITY COMMISSIONS. THE TERMS AND CONDITIONS OF THOSE TARIFFS, AS AMENDED FROM TIME TO TIME, CONTROL THE PARTIES OBLIGATIONS NOT WITHSTANDING ANYTHING TO THE CONTRARY HEREIN. The Parties also acknowledge their mutual intention to incorporate this agreement by reference into a Master Service Agreement which shall be negotiated in good faith. This agreement shall be binding upon the parties until and if the parties enter into a Master Service Agreement. In consideration of the promises and the mutual covenants, representations and promises made herein, the parties, intending to be legally bound, enter into this CIRCUIT ORDER.


Agreed to and Accepted By:

Customer:                              ART Representative:

Signature:  /s/ T. McCambridge          Signature: /s/ Ken Elias
            -----------------------                ----------------------------
Print Name: T. McCambridge             Print Name: Ken Elias
            -----------------------                ----------------------------
Title:      Regional Director               Title: Director
            -----------------------                ----------------------------
                                       Authorized By:               Date:
                                                     --------------------------


[LOGO]                                   DIGIWAVE-SM- SERVICE ORDER

                                    SERVICE ORDER #:
                                                     --------------------

--------------------------------------------------------------------------------------------------------------
                                            CUSTOMER INFORMATION
--------------------------------------------------------------------------------------------------------------

----------------------------------------------------      ----------------------------------------------------
Customer/Organization Name                                Payer Name:
(MFS) Metropolitan Fiber Sys.  Ph: 201 843-3165                       N/A                    Ph:
------------------------------    ------------------      ----------------------------------    --------------
Customer/Organization Contact                             Billing Contact
T. McCambridge
----------------------------------------------------      ----------------------------------------------------
Customer/Organization Address                             Billing Address
33 Whitehall Street 20th Fl.
----------------------------------------------------      ----------------------------------------------------
New York             NY                10004
----------------------------------------------------      ----------------------------------------------------
City                State              Zip                City                State              Zip
     Customer Type:  / / Reseller  / / End User
--------------------------------------------------------------------------------------------------------------
                                              CIRCUIT INFORMATION
--------------------------------------------------------------------------------------------------------------

SERVICE CIRCUIT I.D. #:                               Est. Circuit Length:               (miles)
                       ------------------------------                     --------------

Radio Type:  /X/ 4DS-1  / / 8DS-1  / / DS-3     Circuit Type:  / / DS1 x       / / DS3  / / Other
                                                                         ---                      --------

                           1    2    3    4    5    6    7    8
Line Coding:  / / AMI     / /  / /  / /  / /  / /  / /  / /  / /
              / / B8ZS    / /  / /  / /  / /  / /  / /  / /  / /
--------------------------------------------------------------------------------------------------------------
                                                SITE INFORMATION
--------------------------------------------------------------------------------------------------------------
                    SITE 1                                                       SITE 2
----------------------------------------------------      ----------------------------------------------------
Site Name:  (MFS) Metropolitan Fiber Sys.                 Site Name:  (MFS) Metropolitan Fiber System
            ----------------------------------------                  ----------------------------------------
Address:  33 Whitehall Street                             Address:  10 Exchange Place
         -------------------------------------------               -------------------------------------------
New York       NY       10004      Manhattan              Jersey City    NJ       07302       Hudson
----------------------------------------------------      ----------------------------------------------------
City          State      Zip        County                City          State      Zip        County

Access Contact:  Pat Digiacomo  Ph: 212 843-3004          Access Contact:  David Defino   Ph: 201 451-9808
                ---------------    -----------------                      ---------------    -----------------
Demarc Location:  MFS Equipment Rm. 20th Fl.              Demarc Location:  MFS Equipment Rm. 16th Fl.
                 -----------------------------------                       -----------------------------------
IDU:  Logation:              SAME                         IDU:  Location:              SAME
                ------------------------------------                      ------------------------------------
Power: / / 110 VAC  /X/ -48VDC  UPS: /X/ Yes / / No       Power: / / 110 VAC  /X/ -48VDC  UPS: /X/ Yes / / No
--------------------------------------------------------------------------------------------------------------
                                              SITE ACCESS RIGHTS
--------------------------------------------------------------------------------------------------------------
                    SITE 1                                                       SITE 2
----------------------------------------------------      ----------------------------------------------------
Site Agreement?  / / Yes  /X/ No                          Site Agreement?  / / Yes  /X/ No
 If No, status:  / / SR   / / S/S                          If No, status:  / / SR   / / S/S

Site Owner/Mngt. Contact:  Peter Clabby                   Site Owner/Mngt. Contact:  Richard Bohan
                          --------------------------                                --------------------------
Site Owner/Mngt. Ph:  212 809-6407  Fax                   Site Owner/Mngt. Ph:  201 451-9808  Fax
                     --------------     ------------                           --------------     ------------
--------------------------------------------------------------------------------------------------------------
                                               SERVICE AGREEMENT
--------------------------------------------------------------------------------------------------------------

Install: $     0     Monthly: $     0     Special Charges: $     0     /X/ Expedite  / / Site Fees / / Other
          ----------           ----------                   ----------
Service Date:   /   /     Term:  / / 1 YR  / / 2 YR  / / 3YR  / / 4YR  / / 5YR  / / Other:       "Trial"
             --- --- ---                                                                   -------------------

Additional Terms and Conditions:  "Trial" circuits approved J. Miller.
                                 -----------------------------------------------------------------------------
     No Installation - No Monthly Charges for 90 days.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

     ART will provide 24 hour monitoring of the above identified circuit unless agreed otherwise. ART will use reasonable efforts to respond to outages or service problems within two (2) hours, and restore service or remedy service problems within four (4) hours. ART reserves the right to use subcontractors for site survey, installation, maintenance and restoral services. ART Network Operations Center 866-688-8700.

     During the term of this Agreement, the Customer shall permit ART to access ART installed and owned radio and support equipment (hereinafter "Equipment") enabling ART to perform any scheduled or non-emergency maintenance and repairs located in any facilities under Customer's control or to which the Customer has rights of access. In the event of an emergency or outage, Customer shall grant ART personnel or ART-authorized representatives immediate access to Customer's premises and all Equipment located therein or to sites and facilities to which the Customer has rights of access, and fully assist and cooperate with ART in remedying the emergency or outage. In the event that ART cannot gain access to the Equipment in a timely manner due to limitations imposed by the Customer, or parties outside the control of the Customer or ART, it is understood by both parties that timely maintenance and repair cannot commence and be completed.

     The liability of ART arising out of interruptions, errors, omissions or defects occurring in the course of furnishing service, and not caused by the negligence of the Customer and/or authorized or joint user (hereinafter referred to as an "Outage"), shall be limited to an amount equivalent to the proportionate charge to the Customer for the period during which such Outage occurs and shall be credited against future amounts owed by the Customer under this Agreement. Credit for Outages shall be allowed only when Outages are caused by or occur in the [facilities] provided, operated and serviced by ART. No credit shall be allowed for service Outages due to the failure of [facilities or equipment] not provided, operated and serviced by ART. Customer-provided facilities and equipment, the acts or omissions of the Customer or End User, or other conditions beyond the control of ART. The Customer shall notify ART of any Outages and make reasonable attempts to determine that the Outage is not being caused by factors other than ART-provided [facilities or Equipment]. No credit shall be allowed for relinquishing service in order for ART to perform routine maintenance.

     THIS CIRCUIT ORDER AGREEMENT is made by and between Advanced Radio Telecom, Corp., a Delaware Corporation, ("ART"), and the Customer identified above ("Customer"). SERVICES SHALL BE PROVIDED BY ART TO THE CUSTOMER PURSUANT TO THE TERMS AND CONDITIONS SET FORTH HEREIN, AND IN THE APPLICABLE TARIFFS ON FILE WITH THE FEDERAL COMMUNICATIONS COMMISSION AND RELEVANT STATE UTILITY COMMISSIONS. THE TERMS AND CONDITIONS OF THOSE TARIFFS, AS AMENDED FROM TIME TO TIME, CONTROL THE PARTIES OBLIGATIONS NOT WITHSTANDING ANYTHING TO THE CONTRARY HEREIN. The Parties also acknowledge their mutual intention to incorporate this agreement by reference into a Master Service Agreement which shall be negotiated in good faith. This agreement shall be binding upon the parties until and if the parties enter into a Master Service Agreement. In consideration of the promises and the mutual covenants, representations and promises made herein, the parties, intending to be legally bound, enter into this CIRCUIT ORDER.


Agreed to and Accepted By:

Customer:                              ART Representative:

Signature:  /s/ T. McCambridge          Signature: /s/ Ken Elias
            -----------------------                ----------------------------
Print Name: T. McCambridge             Print Name: Ken Elias
            -----------------------                ----------------------------
Title:      Regional Director               Title: Director
            -----------------------                ----------------------------
                                       Authorized By:               Date:
                                                     --------------------------


[LOGO]                                   DIGIWAVE-SM- SERVICE ORDER

                                    SERVICE ORDER #:
                                                     --------------------

--------------------------------------------------------------------------------------------------------------
                                            CUSTOMER INFORMATION
--------------------------------------------------------------------------------------------------------------

----------------------------------------------------      ----------------------------------------------------
Customer/Organization Name                                Payer Name:
(MFS) Metropolitan Fiber Sys.  Ph: 201 843-3165                       N/A                    Ph:
------------------------------    ------------------      ----------------------------------    --------------
Customer/Organization Contact                             Billing Contact
T. McCambridge
----------------------------------------------------      ----------------------------------------------------
Customer/Organization Address                             Billing Address
33 Whitehall Street 20th Fl.
----------------------------------------------------      ----------------------------------------------------
New York             NY                10004
----------------------------------------------------      ----------------------------------------------------
City                State              Zip                City                State              Zip
     Customer Type:  / / Reseller  / / End User
--------------------------------------------------------------------------------------------------------------
                                              CIRCUIT INFORMATION
--------------------------------------------------------------------------------------------------------------

SERVICE CIRCUIT I.D. #:                               Est. Circuit Length:               (miles)
                       ------------------------------                     --------------

Radio Type:  /X/ 4DS-1  / / 8DS-1  / / DS-3     Circuit Type:  / / DS1 x       / / DS3  / / Other
                                                                        ---                      --------

                           1    2    3    4    5    6    7    8
Line Coding:  / / AMI     / /  / /  / /  / /  / /  / /  / /  / /
              / / B8ZS    / /  / /  / /  / /  / /  / /  / /  / /
--------------------------------------------------------------------------------------------------------------
                                                SITE INFORMATION
--------------------------------------------------------------------------------------------------------------
                    SITE 1                                                       SITE 2
----------------------------------------------------      ----------------------------------------------------
Site Name:  (MFS) Metropolitan Fiber Sys.                 Site Name:  (MFS) Metropolitan Fiber System
            ----------------------------------------                  ----------------------------------------
Address:  33 Whitehall Street 20th Fl.                    Address:  101 Hudson Street
         -------------------------------------------               -------------------------------------------
New York       NY       10004      Manhattan              Jersey City    NJ       07302       Hudson
----------------------------------------------------      ----------------------------------------------------
City          State      Zip        County                City          State      Zip        County

Access Contact:  Pat Digiacomo  Ph: 212 843-3004          Access Contact: Eugene Zelicskovicz Ph: 201 333-0101
                ---------------    -----------------                      -------------------    -------------
Demarc Location:  MFS Equipment Rm. 20th Fl.              Demarc Location:  MFS Equipment Rm. 22nd Fl.
                 -----------------------------------                       -----------------------------------
IDU:  Logation:              SAME                         IDU:  Location:              SAME
                ------------------------------------                      ------------------------------------
Power: / / 110 VAC  /X/ -48VDC  UPS: /X/ Yes / / No       Power: / / 110 VAC  /X/ -48VDC  UPS: /X/ Yes / / No
--------------------------------------------------------------------------------------------------------------
                                              SITE ACCESS RIGHTS
--------------------------------------------------------------------------------------------------------------
                    SITE 1                                                       SITE 2
----------------------------------------------------      ----------------------------------------------------
Site Agreement?  / / Yes  /X/ No                          Site Agreement?  / / Yes  /X/ No
 If No, status:  / / SR   / / S/S                          If No, status:  / / SR   / / S/S

Site Owner/Mngt. Contact:  Peter Clabby                   Site Owner/Mngt. Contact:   Wayne Leis
                          --------------------------                                --------------------------
Site Owner/Mngt. Ph:  212 809-6407  Fax                   Site Owner/Mngt. Ph:  201 333-0101  Fax
                     --------------     ------------                           --------------     ------------
--------------------------------------------------------------------------------------------------------------
                                               SERVICE AGREEMENT
--------------------------------------------------------------------------------------------------------------

Install: $     0     Monthly: $     0     Special Charges: $     0     /X/ Expedite  / / Site Fees / / Other
          ----------           ----------                   ----------
Service Date:   /   /     Term:  / / 1 YR  / / 2 YR  / / 3YR  / / 4YR  / / 5YR  / / Other:       "Trial"
             --- --- ---                                                                   -------------------

Additional Terms and Conditions:  "Trial" circuits approved J. Miller.
                                 -----------------------------------------------------------------------------
     No Installation - No Monthly Charges for 90 days.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

     ART will provide 24 hour monitoring of the above identified circuit unless agreed otherwise. ART will use reasonable efforts to respond to outages or service problems within two (2) hours, and restore service or remedy service problems within four (4) hours. ART reserves the right to use subcontractors for site survey, installation, maintenance and restoral services. ART Network Operations Center 866-688-8700.

     During the term of this Agreement, the Customer shall permit ART to access ART installed and owned radio and support equipment (hereinafter "Equipment") enabling ART to perform any scheduled or non-emergency maintenance and repairs located in any facilities under Customer's control or to which the Customer has rights of access. In the event of an emergency or outage, Customer shall grant ART personnel or ART-authorized representatives immediate access to Customer's premises and all Equipment located therein or to sites and facilities to which the Customer has rights of access, and fully assist and cooperate with ART in remedying the emergency or outage. In the event that ART cannot gain access to the Equipment in a timely manner due to limitations imposed by the Customer, or parties outside the control of the Customer or ART, it is understood by both parties that timely maintenance and repair cannot commence and be completed.

     The liability of ART arising out of interruptions, errors, omissions or defects occurring in the course of furnishing service, and not caused by the negligence of the Customer and/or authorized or joint user (hereinafter referred to as an "Outage"), shall be limited to an amount equivalent to the proportionate charge to the Customer for the period during which such Outage occurs and shall be credited against future amounts owed by the Customer under this Agreement. Credit for Outages shall be allowed only when Outages are caused by or occur in the [facilities] provided, operated and serviced by ART. No credit shall be allowed for service Outages due to the failure of [facilities or equipment] not provided, operated and serviced by ART. Customer-provided facilities and equipment, the acts or omissions of the Customer or End User, or other conditions beyond the control of ART. The Customer shall notify ART of any Outages and make reasonable attempts to determine that the Outage is not being caused by factors other than ART-provided [facilities or Equipment]. No credit shall be allowed for relinquishing service in order for ART to perform routine maintenance.

     THIS CIRCUIT ORDER AGREEMENT is made by and between Advanced Radio Telecom, Corp., a Delaware Corporation, ("ART"), and the Customer identified above ("Customer"). SERVICES SHALL BE PROVIDED BY ART TO THE CUSTOMER PURSUANT TO THE TERMS AND CONDITIONS SET FORTH HEREIN, AND IN THE APPLICABLE TARIFFS ON FILE WITH THE FEDERAL COMMUNICATIONS COMMISSION AND RELEVANT STATE UTILITY COMMISSIONS. THE TERMS AND CONDITIONS OF THOSE TARIFFS, AS AMENDED FROM TIME TO TIME, CONTROL THE PARTIES OBLIGATIONS NOT WITHSTANDING ANYTHING TO THE CONTRARY HEREIN. The Parties also acknowledge their mutual intention to incorporate this agreement by reference into a Master Service Agreement which shall be negotiated in good faith. This agreement shall be binding upon the parties until and if the parties enter into a Master Service Agreement. In consideration of the promises and the mutual covenants, representations and promises made herein, the parties, intending to be legally bound, enter into this CIRCUIT ORDER.


Agreed to and Accepted By:

Customer:                              ART Representative:

Signature:  /s/ T. McCambridge          Signature: /s/ Ken Elias
            -----------------------                ----------------------------
Print Name: T. McCambridge             Print Name: Ken Elias
            -----------------------                ----------------------------
Title:      Regional Director               Title: Director
            -----------------------                ----------------------------
                                       Authorized By:               Date:
                                                     --------------------------


[LOGO]                                   DIGIWAVE-SM- SERVICE ORDER

                                    SERVICE ORDER #:
                                                     --------------------

--------------------------------------------------------------------------------------------------------------
                                            CUSTOMER INFORMATION
--------------------------------------------------------------------------------------------------------------

----------------------------------------------------      ----------------------------------------------------
Customer/Organization Name                                Payer Name:
(MFS) Metropolitan Fiber Sys.  Ph: 201 843-3165                       N/A                    Ph:
------------------------------    ------------------      ----------------------------------    --------------
Customer/Organization Contact                             Billing Contact
T. McCambridge
----------------------------------------------------      ----------------------------------------------------
Customer/Organization Address                             Billing Address
33 Whitehall Street 20th Fl.
----------------------------------------------------      ----------------------------------------------------
New York             NY                10004
----------------------------------------------------      ----------------------------------------------------
City                State              Zip                City                State              Zip
     Customer Type:  / / Reseller  / / End User
--------------------------------------------------------------------------------------------------------------
                                              CIRCUIT INFORMATION
--------------------------------------------------------------------------------------------------------------

SERVICE CIRCUIT I.D. #:                               Est. Circuit Length:               (miles)
                       ------------------------------                     --------------

Radio Type:  /X/ 4DS-1  / / 8DS-1  / / DS-3     Circuit Type:  / / DS1 x       / / DS3  / / Other
                                                                        ---                      --------

                           1    2    3    4    5    6    7    8
Line Coding:  / / AMI     / /  / /  / /  / /  / /  / /  / /  / /
              / / B8ZS    / /  / /  / /  / /  / /  / /  / /  / /
--------------------------------------------------------------------------------------------------------------
                                                SITE INFORMATION
--------------------------------------------------------------------------------------------------------------
                    SITE 1                                                       SITE 2
----------------------------------------------------      ----------------------------------------------------
Site Name:  (MFS) Metropolitan Fiber Sys.                 Site Name:  (MFS) Metropolitan Fiber System
            ----------------------------------------                  ----------------------------------------
Address:  10 Exchange Place 16th Fl.                      Address:  101 Hudson Street 22nd Fl.
         -------------------------------------------               -------------------------------------------
Jersey City    NJ       07302      Hudson                 Jersey City    NJ       07302       Hudson
----------------------------------------------------      ----------------------------------------------------
City          State      Zip        County                City          State      Zip        County

Access Contact:  David Pefino   Ph: 201 451-9808          Access Contact: Eugene Zelicskovicz Ph: 201 333-0101
                ---------------    -----------------                      -------------------    -------------
Demarc Location:  MFS Equipment Rm. 16th Fl.              Demarc Location:  MFS Equipment Rm. 22nd Fl.
                 -----------------------------------                       -----------------------------------
IDU:  Logation:              SAME                         IDU:  Location:              SAME
                ------------------------------------                      ------------------------------------
Power: / / 110 VAC  / / -48VDC  UPS: / / Yes / / No       Power: / / 110 VAC  / / -48VDC  UPS: / / Yes / / No
--------------------------------------------------------------------------------------------------------------
                                              SITE ACCESS RIGHTS
--------------------------------------------------------------------------------------------------------------
                    SITE 1                                                       SITE 2
----------------------------------------------------      ----------------------------------------------------
Site Agreement?  / / Yes  /X/ No                          Site Agreement?  / / Yes  /X/ No
 If No, status:  / / SR   / / S/S                          If No, status:  / / SR   / / S/S

Site Owner/Mngt. Contact:  Richard Bohan                  Site Owner/Mngt. Contact:   Wayne Neis
                          --------------------------                                --------------------------
Site Owner/Mngt. Ph:  201 451-9808  Fax                   Site Owner/Mngt. Ph:  201 333-0101  Fax
                     --------------     ------------                           --------------     ------------
--------------------------------------------------------------------------------------------------------------
                                               SERVICE AGREEMENT
--------------------------------------------------------------------------------------------------------------

Install: $     0     Monthly: $     0     Special Charges: $     0     /X/ Expedite  / / Site Fees / / Other
          ----------           ----------                   ----------
Service Date:   /   /     Term:  / / 1 YR  / / 2 YR  / / 3YR  / / 4YR  / / 5YR  / / Other:       "Trial"
             --- --- ---                                                                   -------------------

Additional Terms and Conditions:  "Trial" circuits approved J. Miller.
                                 -----------------------------------------------------------------------------
     No Installation - No Monthly Charges for 90 days.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

     ART will provide 24 hour monitoring of the above identified circuit unless agreed otherwise. ART will use reasonable efforts to respond to outages or service problems within two (2) hours, and restore service or remedy service problems within four (4) hours. ART reserves the right to use subcontractors for site survey, installation, maintenance and restoral services. ART Network Operations Center 866-688-8700.

     During the term of this Agreement, the Customer shall permit ART to access ART installed and owned radio and support equipment (hereinafter "Equipment") enabling ART to perform any scheduled or non-emergency maintenance and repairs located in any facilities under Customer's control or to which the Customer has rights of access. In the event of an emergency or outage, Customer shall grant ART personnel or ART-authorized representatives immediate access to Customer's premises and all Equipment located therein or to sites and facilities to which the Customer has rights of access, and fully assist and cooperate with ART in remedying the emergency or outage. In the event that ART cannot gain access to the Equipment in a timely manner due to limitations imposed by the Customer, or parties outside the control of the Customer or ART, it is understood by both parties that timely maintenance and repair cannot commence and be completed.

     The liability of ART arising out of interruptions, errors, omissions or defects occurring in the course of furnishing service, and not caused by the negligence of the Customer and/or authorized or joint user (hereinafter referred to as an "Outage"), shall be limited to an amount equivalent to the proportionate charge to the Customer for the period during which such Outage occurs and shall be credited against future amounts owed by the Customer under this Agreement. Credit for Outages shall be allowed only when Outages are caused by or occur in the [facilities] provided, operated and serviced by ART. No credit shall be allowed for service Outages due to the failure of [facilities or equipment] not provided, operated and serviced by ART. Customer-provided facilities and equipment, the acts or omissions of the Customer or End User, or other conditions beyond the control of ART. The Customer shall notify ART of any Outages and make reasonable attempts to determine that the Outage is not being caused by factors other than ART-provided [facilities or Equipment]. No credit shall be allowed for relinquishing service in order for ART to perform routine maintenance.

     THIS CIRCUIT ORDER AGREEMENT is made by and between Advanced Radio Telecom, Corp., a Delaware Corporation, ("ART"), and the Customer identified above ("Customer"). SERVICES SHALL BE PROVIDED BY ART TO THE CUSTOMER PURSUANT TO THE TERMS AND CONDITIONS SET FORTH HEREIN, AND IN THE APPLICABLE TARIFFS ON FILE WITH THE FEDERAL COMMUNICATIONS COMMISSION AND RELEVANT STATE UTILITY COMMISSIONS. THE TERMS AND CONDITIONS OF THOSE TARIFFS, AS AMENDED FROM TIME TO TIME, CONTROL THE PARTIES OBLIGATIONS NOT WITHSTANDING ANYTHING TO THE CONTRARY HEREIN. The Parties also acknowledge their mutual intention to incorporate this agreement by reference into a Master Service Agreement which shall be negotiated in good faith. This agreement shall be binding upon the parties until and if the parties enter into a Master Service Agreement. In consideration of the promises and the mutual covenants, representations and promises made herein, the parties, intending to be legally bound, enter into this CIRCUIT ORDER.


Agreed to and Accepted By:

Customer:                              ART Representative:

Signature:  /s/ T. McCambridge          Signature: /s/ Ken Elias
            -----------------------                ----------------------------
Print Name: T. McCambridge             Print Name: Ken Elias
            -----------------------                ----------------------------
Title:      Regional Director               Title: Director
            -----------------------                ----------------------------
                                       Authorized By:               Date:
                                                     --------------------------